SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 or 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934




                         Date of Report: April 20, 2001



                            OAK HILL FINANCIAL, INC.
             (Exact Name of Registrant as specified in its charter)




    Ohio                           0-26876                      31-1010517
---------------            ---------------------         ----------------------
(State or other            (Commission File No.)             (IRS Employer
jurisdiction of                                              Identification
incorporation or                                             Number)
organization)




                              14621 State Route 93
                               Jackson, Ohio 44640
                                 (740) 286-3283
               (Address, including zip code, and telephone number
                       including area code of Registrant's
                          principal executive offices)





                                 Not Applicable
          (Former name or former address, if changed since last report)

Item 5.  Other Events.

         On April 18, 2001, Oak Hill Financial, Inc., ("Oak Hill") issued a news release announcing its earnings for the first quarter and three months ended March 31, 2001. The information contained in the news release, which is attached as Exhibit 99 to this Form 8-K, is incorporated herein by this reference.

         The information contained or incorporated by reference in this Current Report on Form 8-K may contain forward-looking statements, including certain plans, expectations, goals, and projections, which are subject to numerous assumptions, risks, and uncertainties. Actual results could differ materially from those contained or implied by such statements for a variety of factors, including: changes in economic conditions; movements in interest rates; competitive pressures on product pricing and services; success and timing of business strategies; the nature and extent of legislative and regulatory actions and reforms; and extended disruption of vital infrastructure.

Item 7.  Financial Statements and Exhibits.

         (c)  Exhibits.

             Exhibit No.                 Description



                 99 Press release of Oak Hill Financial, Inc., dated April 18, 2001, announcing the company's earnings for the first quarter and three months ended March 31, 2001.



                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            OAK HILL FINANCIAL, INC.



Date:  April 20, 2001                       By: /s/ H. Tim Bichsel
                                                -------------------------------
                                                H. Tim Bichsel, Secretary

                                  EXHIBIT INDEX


Exhibit No.                             Description

    99              Press release of Oak Hill Financial,  Inc.,  dated April 18,
                    2001,   announcing  the  company's  earnings  for  the first
                    quarter and three months ended March 31, 2001.